UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 17, 2005
Biogen Idec Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-19311 (Commission File Number)	33-0112644 (I.R.S. Employer Identification No.)

14 Cambridge Center, Cambridge, Massachusetts (Address of principal executive offices)	02142 (Zip Code)
Registrant’s telephone number, including area code: (617) 679-2000
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 Results of Operations and Financial Condition.
Item 8.01 — Other Events
Item 9.01 — Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Ex-99.1 The Registrant's Press Release
Ex-99.2 Press Release issued by the Registrant and Elan Corporation

ITEM 2.02 Results of Operations and Financial Condition.
     The press release attached as Exhibit 99.1 includes information with respect to the Registrant’s adjusted non-GAAP earnings per share and net income for the third quarter of 2005 and 2004 and nine months ended 2005 and 2004. These are non-GAAP financial measures. The non-GAAP financial measures exclude charges for non-cash merger-related accounting impacts, primarily amortization of intangibles, inventory step-up and other merger-related charges, severance and relocation charges related to the workforce reduction announced by the Registrant in September 2005, and charges related to the sale of the Registrant’s Oceanside, California large-scale manufacturing facility and the planned sale of the Registrant’s clinical manufacturing facility in San Diego, California.
     Management believes that the non-GAAP financial measures provide useful information to investors. In particular, management believes that they allow investors to monitor and evaluate the Registrant’s ongoing operating results and trends and gain a better understanding of the Registrant’s business, period-to-period performance, and prospects for future performance.
     This press release is being furnished pursuant to Item 2.02 of this Current Report on Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that Section, nor shall such documents be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.
Item 8.01 — Other Events
     On October 17, 2005, the Registrant and Elan Corporation, plc publicly disseminated a press release announcing that findings from the safety evaluation of TYSABRI® (natalizumab) in patients with Crohn’s disease and rheumatoid arthritis resulted in no new confirmed cases of progressive multifocal leukoencephalopathy. The information contained in the press release is incorporated herein by reference and filed as Exhibit 99.1 hereto.
Item 9.01 — Financial Statements and Exhibits
99.1	The Registrant’s Press Release dated October 26, 2005.

99.2	Press Release issued by the Registrant and Elan Corporation, plc dated October 17, 2005.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Biogen Idec Inc.
By:	/s/ Raymond G. Arner
Raymond G. Arner
Acting General Counsel

Date: October 26, 2005

EXHIBIT INDEX

Exhibit
Number	Description

99.1	The Registrant’s Press Release dated October 26, 2005.

99.2	Press Release issued by the Registrant and Elan Corporation, plc dated October 17, 2005.